Exhibit 10.5

AMENDMENT AND SUPPLEMENTAL AGREEMENT NO. 1 TO CONVERTIBLE LOAN AGREEMENT	ИЗМЕНЕНИЕ И ДОПОЛНИТЕЛЬНОЕ СОГЛАШЕНИЕ №1 К ДОГОВОРУ О КОНВЕРТИРУЕМОМ ЗАЙМЕ

This AMENDMENT AND SUPPLEMENTAL AGREEMENT NO. 1 (this “Agreement”) to the Convertible Loan Agreement, dated as of the 18th day of December, 2015, is executed by and among Panacela Labs, Inc., a Delaware corporation (the “Panacela”), Open Joint Stock Company “Rusnano”, a company organized under the laws of the Russian Federation (“Rusnano”) and Cleveland BioLabs, Inc., a Delaware corporation (“CBLI”).	Настоящее ИЗМЕНЕНИЕ И ДОПОЛНИТЕЛЬНОЕ СОГЛАШЕНИЕ №1 («Соглашение») к Договору о конвертируемом займе от __ декабря 2015 года («Дата вступления в силу») подписано Панацела Лэбс, Инк., корпорацией штата Делавэр («Панацела»), Открытым акционерным обществом «Роснано», учрежденным в соответствии с законодательством Российской Федерации («Роснано»), и Кливленд БайоЛэбс Инк., корпорацией штата Делавэр («КБЛИ»).

WHEREAS, Panacela, as borrower, and Rusnano, as lender, entered into that certain Convertible Loan Agreement dated as of September 3, 2013 (the “Convertible Loan Agreement”);	ПРИНИМАЯ ВО ВНИМАНИЕ, ЧТО компания Панацела в качестве заемщика и компания Роснано в качестве займодавца заключили Договор о конвертируемом займе от 3 сентября 2013 года (именуемый «Договор о конвертируемом займе»);

WHEREAS, CBLI is a stockholder of Panacela;	ПРИНИМАЯ ВО ВНИМАНИЕ, ЧТО компания КБЛИ является акционером компании Панацела;

WHEREAS, in connection with the Convertible Loan Agreement, CBLI issued that certain Warrant No. H-1 dated September 3, 2013 (the “Warrant”); and	ПРИНИМАЯ ВО ВНИМАНИЕ, ЧТО в связи с Договором о конвертируемом займе компания КБЛИ выпустила Варрант № Н-1 от 3 сентября 2013 года («Варрант»); и

WHEREAS, Panacela, Rusnano and CBLI desire to enter into this Agreement to modify the Convertible Loan Agreement to reflect the parties’ understanding regarding the pay-off of amounts owed under the Convertible Loan Agreement and cancellation of the Warrant.	ПРИНИМАЯ ВО ВНИМАНИЕ, ЧТО компании Панацела, Роснано и КБЛИ желают заключить настоящее Соглашение с целью внести в Договор о конвертируемом займе изменения, отражающие договоренность сторон о погашении задолженности по Договору о конвертируемом займе и аннулировании Варранта.

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	NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Rusnano, Panacela and CBLI hereby agree as follows:	НАСТОЯЩИМ, за надлежащее и полноценное встречное удовлетворение, получение и достаточность которого стороны настоящим признают, и имея намерение установить для себя юридически значимые обязательства, компании Панацела, Роснано и КБЛИ договорились о нижеследующем:

1.

Amendment to the Convertible Loan Agreement.

Subject to Section 13 below, as of the date hereof, Section 2.1 of the Convertible Loan Agreement is hereby amended by:

(i) deleting the words “730 days after the Effective Date” and replacing such words with “on December 30, 2015”; and

(ii) adding the following proviso to the end of fourth sentence of Section 2.1 of the Convertible Loan Agreement: “; provided, however, that no interest shall accrue from and after October 13, 2015, provided that the full principal amount and all accrued and unpaid interest as of October 13, 2015 is received by the Lender on or prior to December 30, 2015.”

Изменение Договора о конвертируемом займе.

С учетом статьи 13 ниже, в дату настоящего Соглашения, статья 2.1 Договора о конвертируемом займе настоящим изменяется путем:

(i) удаления слов «через 730 дней с Даты вступления в силу» и заменой этих слов словами: «30 декабря 2015»; и

(ii) добавления следующего условия в конец четвертого предложения статьи 2.1 Договора о конвертируемом займе: «; при условии, однако, что процент не начисляется с 13 октября 2015 года и после этой даты, при условии, что вся основная сумма и все начисленные, но еще не уплаченные проценты по состоянию на 13 октября 2015 года будут получены Займодавцем до 30 декабря 2015 года (включительно).»

2.

Effectiveness of Amendments; Affirmation.

(a) The amendments set forth in Section 1 above shall be deemed effective immediately prior to the consummation of the transactions described in Section 3 below.

(b) From and after the effectiveness of Section 1 above, all references in the Convertible Loan Agreement to “this Agreement” and all references to the “Convertible Loan Agreement” in Sections 3 and 4 below shall be deemed references to the Convertible Loan Agreement as amended by Section 1 above.

(c) Except as specifically amended as set forth in Section 1 above, the Convertible Loan Agreement shall continue in full force and effect as originally constituted and is ratified and affirmed by the parties hereto.

Вступление в силу изменений; подтверждение.

(a) Изменения, вносимые статьей 1 выше, считаются вступившими в силу непосредственно перед совершением сделок, описанных в статье 3 ниже.

(b) С момента вступления в силу статьи 1 выше и после этого момента все отсылки в Договоре о конвертируемом займе на «настоящий Договор» и все отсылки на «Договор о конвертируемом займе» в статьях 3 и 4 ниже должны пониматься как отсылки к Договору о конвертируемом займе, измененном статьей 1 выше.

(c) За исключением случая, указанного в статье 1 выше, Договор о конвертируемом займе продолжает действовать в полной мере как он был первоначально заключен и он ратифицирован и подтверждается сторонами настоящего Соглашения.

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3.

Satisfaction of Indebtedness. Notwithstanding any provision to the contrary in the Convertible Loan Agreement:

(a) As of the date hereof, Panacela owes an aggregate amount of $2,137,165.96 (the “Rusnano Obligations”) under the Convertible Loan Agreement, of which $1,530,000.00 is the outstanding initial principal amount (the “Principal Amount”) and $607,165.96 is the accrued and unpaid interest as of October 13, 2015 (the “Accrued Interest”).

(b) On the date hereof, in full satisfaction of Rusnano Obligations by Panacela, the following transactions shall take place:

(i) CBLI shall pay Rusnano, on behalf of Panacela, $290,965.61 (the “Cash Amount”) by wire transfer of immediately available funds to the account of Rusnano set forth on Exhibit A;

(ii) CBLI shall pay $1,140,156.75 of the Rusnano Obligations (the “CBLI Shares Amount”) on behalf of Panacela, by issuing and delivering directly to Rusnano 256,215 shares of Common Stock of CBLI, par value of $0.005 per share (the “CBLI Shares”), each of which CBLI Shares is valued at $4.45 per share (the closing market price of a share of Common Stock of CBLI on the NASDAQ Capital Market as of October 13, 2015) and $1,140,156.75 in the aggregate; and

(iii) Panacela shall pay $706,043.60 of the Rusnano Obligations (the “Panacela Shares Amount”) by issuing and delivering 6,014 shares of Common Stock of Panacela, par value $0.001 per share (the “Panacela Shares”) to Rusnano, at $117.40 per share and $706,043.60 in the aggregate.

(c) Upon receipt of Rusnano of the Cash Amount, the CBLI Shares and the Panacela Shares, (A) subject to Section 9 of the Convertible Loan Agreement, the Rusnano Obligations shall automatically and without any further action by the parties be deemed fully paid and satisfied and (B) the Warrant shall be deemed cancelled.

Погашение задолженности. Невзирая на любое положение Договора о конвертируемом займе, противоречащее нижеизложенному:

(а) По состоянию на дату настоящего Соглашения совокупная сумма задолженности компании Панацела по Договору о конвертируемом займе составляет 2 137 165,96 долларов США («Обязательства перед Роснано»), из которых 1,530,000 долларов США составляет непогашенный первоначальный основной долг («Сумма основного долга») и 607 165,96 долларов США – начисленные, по состоянию на 13 октября 2015 года, и неуплаченные проценты («Начисленные проценты»).

(b) В дату подписания настоящего Соглашения, в удовлетворение компанией Панацела всех Обязательств перед Роснано, совершаются следующие действия:

(i) компания КБЛИ уплачивает компании Роснано от имени компании Панацела 290 965,61 долларов США («Денежная сумма») банковским переводом в непосредственно доступных для использования средствах на счет компании Роснано, указанный в Приложении А;

(ii) компания КБЛИ уплачивает 1 140 156,75 долларов США из суммы Обязательств перед Роснано («Сумма акций КБЛИ») за компанию Панацела путем выпуска и передачи непосредственно компании Роснано 256 215 Обыкновенных акций КБЛИ номинальной стоимостью 0,005 доллара США за одну акцию («Акции КБЛИ»), которые оцениваются в 4,45 доллара США за одну акцию (рыночная цена за одну Обыкновенную акцию КБЛИ на закрытии торгов на бирже NASDAQ (секция рынок капитала) 13 октября 2015 года) и совокупной стоимостью в 1 140 156,75 долларов США; и

(iii) компания Панацела уплачивает 706 043,60 доллара США из суммы Обязательств перед Роснано («Сумма акций Панацела») путем выпуска и передачи Роснано 6 014 Обыкновенных акций Панацела номинальной стоимостью 0,001 доллара США за одну акцию («Акции Панацела») по цене 117,40 доллара США за акцию, совокупной стоимостью в 706 043,60 доллара США.

(с) После получения компанией Роснано Денежной суммы, Акций КБЛИ и Акций Панацела (А) при соблюдении статьи 9 Договора о конвертируемом займе Обязательства перед Роснано автоматически и без каких-либо дополнительных действий сторон считаются полностью оплаченными и погашенными и (В) Варрант считается аннулированным.

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(d) The CBLI Shares shall be delivered to Rusnano in book-entry form and CBLI shall deliver, or cause to be delivered, to Rusnano, a copy of the account statement issued by Continental Stock Transfer & Trust Company, the transfer agent of CBLI, that reflects registration of CBLI Shares in the name of Rusnano. Rusnano shall acknowledge receipt of such CBLI Shares by executing and delivering a receipt substantially in the form of Exhibit B.

(e) The delivery of the Panacela Shares shall be effectuated by delivery by Panacela to Rusnano of one or more stock certificates representing Panacela Shares issued in the name of Rusnano. Rusnano shall acknowledge receipt of such Panacela Shares by executing and delivering a receipt substantially in the form of Exhibit C.

(f) Upon receipt of the Cash Amount, the CBLI Shares and the Panacela Shares, the Cash Amount, the CBLI Shares Amount and the Panacela Shares Amount shall be applied or deemed applied as follows:

(i) The Cash Amount shall be applied towards satisfaction of a portion of Accrued Interest equal to $290,965.61;

(ii) The Panacela Shares Amount shall be deemed applied towards satisfaction of a portion of the Principal Amount equal to $706,043.60; and

(iii) The CBLI Shares Amount shall be deemed applied towards satisfaction of the remaining portion of the Principal Amount equal to $823,956.40 and the remaining portion of the Accrued Interest equal to $316,200.35.

(d) Акции КБЛИ должны быть переданы компании Роснано в форме записи о передаче акций и КБЛИ должен передать или обеспечить передачу компании Роснано копии выписки по счету, предоставленной компанией Continental Stock Transfer & Trust Company – трансфер-агентом компании КБЛИ, и которая подтверждает регистрацию Акций КБЛИ на имя компании Роснано. Компания Роснано подтверждает получение Акций КБЛИ путем подписания и вручения расписки в форме, в основном соответствующей Приложению В.

(е) Передача Акций Панацела осуществляется путем передачи компанией Панацела компании Роснано одного или нескольких акционерных сертификатов на Акции Панацела выпущенных на имя Роснано. Компания Роснано подтверждает получение Акций Панацела путем подписания и вручения расписки в форме, в основном соответствующей Приложению С.

(f) После получения компанией Роснано Денежной суммы, Акций КБЛИ и Акций Панацела Денежная сумма, Сумма акций КБЛИ и Сумма акций Панацела направляются или считаются направленными на следующие цели:

(i) Денежная сумма направляется на погашение части Начисленных процентов в размере 290 965,61 долларов США;

(ii) Сумма акций Панацела считается направленной на погашение части Суммы основного долга а размере 706 043,60 долларов США; и

(iii) Сумма акций КБЛИ считается направленной на погашение оставшейся части Суммы основного долга в размере 823 956,40 долларов США и оставшейся части Начисленных процентов в размере 316 200,35 долларов США.

4.	Notice of Prepayment. Any notice of prepayment required by the Convertible Loan Agreement is hereby waived in connection with payments and other transactions to be made pursuant to Section 3 above.	Уведомление о предоплате. В отношении платежей и иных сделок, подлежащих осуществлению в соответствии со статьей 3 выше, настоящим предоставляется отказ от любого требования из Договора о конвертируемом займе о направлении уведомления о досрочном платеже.

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5.	No Third Party Beneficiary Rights. Nothing in this Agreement, expressed or implied, shall confer or be deemed to confer upon any person or entity, other than the parties to this Agreement and their respective successors and permitted assigns, any legal or equitable rights hereunder.	Отсутствие прав у сторонних выгодоприобретателей. Ни одно положение настоящего Соглашения, прямо выраженное или подразумеваемое, не предоставляет и не считается предоставляющим какие-либо права по настоящему Соглашению на основании норм общего права или права справедливости каким-либо иным лицам или организациям, помимо сторон настоящего Соглашения, их соответствующих правопреемников и разрешенных цессионариев.

6.	Governing Law. This Agreement and the performance of the transactions and obligations of the parties hereunder will be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to any choice of law principles.	Регулирующее законодательство. Настоящее Соглашение, исполнение предусмотренных им сделок и обязательства сторон по нему регулируются и подлежат истолкованию в соответствии с законодательством штата Нью-Йорк без применения принципов выбора права.

7.	Controlling Language. This Agreement was prepared in both the English and Russian languages. In the event of any inconsistency or discrepancy between the English and the Russian languages, the English language shall govern the interpretation of, and any dispute regarding, the terms of this Agreement.	Главенствующая языковая версия. Настоящее Соглашение было составлено на английском и русском языках. В случае расхождений или несоответствий между английской и русской языковыми версиями английская языковая версия является главенствующей при толковании условий настоящего Соглашения и рассмотрении споров в отношении них.

8.	Modification. This Agreement may not be amended or modified, whether by course of conduct or otherwise, except by an instrument in writing signed on behalf of each party hereto.	Изменения. В настоящее Соглашение не могут вноситься изменения и дополнения, будь то в силу поведения сторон или иным образом, за исключением изменений и дополнений в форме письменного документа, подписанного от имени каждой стороны настоящего Соглашения.

9.	No Waivers. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any party hereto to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights and remedies of the parties hereunder are cumulative and not exclusive of any rights or remedies that they would otherwise have hereunder. Any agreement on the part of any party to any waiver shall be valid only if set forth in a written instrument executed and delivered by a duly authorized officer on behalf of such party.	Отсутствие отказа от прав. Отказ стороны от принятия мер в связи с нарушением любого положения настоящего Соглашения не должен применяться или толковаться как последующий или длящийся отказ от принятия мер в связи с таким нарушением или же отказ от принятия мер в связи с иным или последующим нарушением. Никакое воздержание стороны от осуществления и никакая задержка в осуществлении ею какого-либо права, полномочия или средства правовой защиты по настоящему Соглашению не считаются отказом от такого права, полномочия или средства правовой защиты, а разовое или частичное осуществление такого права, полномочия или средства правовой защиты стороной не препятствует повторному или дальнейшему его осуществлению, а также осуществлению любого иного права, полномочия или средства правовой защиты. Права и средства правовой защиты сторон по настоящему Соглашению действуют в дополнение, а не во исключение любых иных прав или средств правовой защиты, которые могут иметься в их распоряжении по настоящему Соглашению. Согласие стороны на отказ от прав действительно только в случае его совершения в форме письменного документа, подписанного и врученного должным образом уполномоченным должностным лицом от имени такой стороны.

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10.	Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.	Правопреемники и цессионарии. Настоящее Соглашение действует в пользу и имеет обязательную силу для его сторон и их соответствующих правопреемников и цессионариев.

11.	Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective, enforceable and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable under applicable law, this Agreement shall be considered divisible and such provision or portion thereof shall be deemed inoperative to the extent it is deemed invalid, illegal or unenforceable, and in all other respects this Agreement shall remain in full force and effect and such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision.	Самостоятельность положений. Насколько это возможно, каждое положение или часть положения настоящего Соглашения должны толковаться в пользу их действительности и наличия у них исковой силы согласно применимому законодательству, однако в случае, если положение или часть положения настоящего Соглашения будут признаны недействительными, противозаконными или лишенными исковой силы согласно применимому законодательству, настоящее Соглашение будет считаться делимым и данное положение или часть положения будут считаться не действующими в той части, в которой они признаны недействительными, противозаконными или лишенными исковой силы, однако во всех прочих отношениях настоящее Соглашение сохранит полную силу и действительность и факт такой недействительности, противозаконности или отсутствия исковой силы не окажет воздействия на прочие положения и прочие части любого положения.

12.	Execution in Counterparts. This Agreement may be executed in three or more counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. The delivery of signed counterparts by facsimile or email transmission that includes a copy of the sending party’s signature is as effective as signing and delivering the counterpart in person, for all purposes provided that an original of such fax or electronic signature shall be delivered within five (5) business days thereof.	Подписание в форме отдельных экземпляров. Настоящее Соглашение может быть совершено в трех и более экземплярах, каждый из которых с момента подписания считается оригиналом, а все вместе составляют единое соглашение. Доставка подписанных экземпляров в форме сообщения по факсу или электронной почте, включающего копию подписи стороны-отправителя, имеет ту же силу, что и подписание и передача экземпляра в очной форме, для всех целей при условии, что оригинал факсимильной или электронной подписи должен быть передан в течение 5 (пяти) рабочих дней после такой доставки.

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13.	Effectiveness. This Agreement shall become effective upon execution and delivery of hereof by all parties hereto; provided, however, if all transactions described in Section 3 above are not consummated on or prior to 30 December 2015, then Section 1 above shall be deemed null and void as of the date hereof and the Rusnano Obligations shall be deemed equal to the sum of the Principal Amount and all unpaid interest accrued thereon in accordance with Section 2.1 of the Convertible Loan Agreement (without giving effect to amendments set forth in Section 1 above).	Вступление в силу. Данное Соглашение вступает в силу после подписания и вручения данного документа всеми его сторонами, при условии, однако, что если сделки, описанные в статье 3 выше, не реализованы до 30 декабря 2015 (включительно), то статья 1 выше будет являться ничтожной и недействительной, начиная с даты заключения настоящего Соглашения, и Обязательства перед Роснано считается равным сумме Основного долга и всех начисленных и не уплаченных процентов в соответствии со статьей 2.1 Договора о конвертируемом займе (без вступления в силу изменений, предусмотренных статьей 1 выше).

14.	Currency. All references to “$” in this Agreement shall be deemed to refer to U.S. dollars, the legal currency of the United States of America.	Валюта. Все указания на знак «$» в настоящем Соглашении считаются относящимися к долларам США, законной валюте Соединенных Штатов Америки.

	[SIGNATURE PAGE FOLLOWS]	[НИЖЕ СЛЕДУЕТ СТРАНИЦА ПОДПИСЕЙ СТОРОН]

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IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date above set forth.	В ПОДТВЕРЖДЕНИЕ ВЫШЕИЗЛОЖЕННОГО нижеподписавшиеся стороны должным образом подписали настоящее Соглашение в дату, указанную выше.

PANACELA LABS, INC. / ПАНАЦЕЛА ЛЭБС, ИНК.

By/Подпись: /s/ C. Neil Lyons

Name/ФИО:  C. Neil Lyons, CPA

Title/Должность: Chief Financial Officer

OPEN JOINT STOCK COMPANY "RUSNANO"/ ОТКРЫТОЕ АКЦИОНЕРНОЕ ОБЩЕСТВО «РОСНАНО»

By/Подпись: /s/ Yurii Udalstov

Name/ФИО:  Yuri Udalstov

Title/Должность: Deputy Chairman of the Management Board of Management company RUSNANO LLC acting on the basis of a power of attorney

CLEVELAND BIOLABS, INC./ КЛИВЛЕНД БАЙОЛЭБС, ИНК.

By/Подпись: /s/ C. Neil Lyons

Name/ФИО:  C. Neil Lyons, CPA

Title/Должность: Executive Vice President & Chief Financial Officer